UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2023

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2023, the board of directors (the “Board”) of Safe & Green Holdings Corp. (the “Company”), pursuant to its authority to accelerate the vesting of restricted stock units (“RSUs”) granted under the Company’s Stock Incentive Plan, as amended (the “Plan”), took action to vest in full 1,627,773 RSUs granted under the Plan (the “Subject Awards”), which included 476,049 RSUs granted to Paul Galvin, the Company’s Chairman and Chief Executive Officer, 140,105 RSUs granted to David Villarreal, President and Chief Executive Officer of Safe and Green Development Corporation (“SG DevCo”), 117,500 RSUs granted to Nicolai Brune, Chief Executive Officer of SG DevCo, 86,960 RSUs granted to William Rogers, the Company’s Operating Officer, 59,439 RSUs granted to Christopher Melton, a director of the Company, 37,500 RSUs granted to Elizabeth May-Cormier, a director of the Company, 37,500 RSUs granted to Shafron Hawkins, a director of the Company, and 68,814 RSUs granted to Yaniv Blumenfeld, a director of SG DevCo and former director of the Company.

The Company will reimburse each recipient of the Subject Awards who is an employee of the Corporation or a member of the Board, and who agrees to a 180-day lock-up on any sale or transfer of the shares of common stock to be received by them under the Subject Awards (the “Subject Shares”) and to comply with the requirements of the Company’s Corporate Trading Policy with respect to any sale or transfer of the Subject Shares by them, for the taxes to be paid by them in respect of the accelerated vesting of their Subject Awards (but not any taxes due in respect of such reimbursement).

Item 8.01. Other Events.

On April 14, 2021, the Company commenced an action in the United States District Court for the Eastern District of New York (Case No. 21-cv-01990) against Osang Healthcare Company Ltd. (“Osang”) alleging, inter alia, breach of contract and fraud. After mediation before the Court on March 14, 2023, the parties entered into a settlement agreement and mutual release on May 4, 2023. The settlement agreement and mutual release provides that the terms of the settlement of the Company’s action against Osang are to be kept confidential, except that the parties may disclose the settlement agreement and terms hereof to their attorneys, auditors and accountants as necessary, and to any governmental agency, or auditor if necessary to comply with a legal obligation and if otherwise ordered to do so by a court or governmental agency.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: May 5, 2023	By:	/s/ Paul Galvin
		Name:	Paul Galvin
		Title:	Chairman and Chief Executive Officer

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